U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     REPORT PURSUANT TO SECTION 13 OR 15 (d)
                 CURRENT OF THE SECURITIES EXCHANGE ACTS OF 1934

        Date of Report (date of earliest event reported) November 27,2000

                                    0-30583
                           ------------------------
                           (Commission File Number)

                          THAON COMMUNICATIONS, INC.
                          --------------------------
       (Exact Name of small business issuer as Specified in its Charter)

                                    Nevada
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)

0-305853                                                              95-4774766
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(Commission File Number)                    (I.R.S. Employer Identification No.)

        11300 West Qlympic Boulevard, Suite 730, Los Angeles. Ca. 90064
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               (Address of Principal Executive Office) (Zip Code)

                                 (310) 231-7066
                 ----------------------------------------------
                 Issuer's Telephone Number, Including Area Code

                                CastPro.com, Inc.
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           (former Name on Former Address, Changed Since Last Report)

Item 5. Other Events.

         On November 27, 2000, Registrant changed its name to Thaon Communication, Inc. and effected a 2 for 1 forward stock split. On November 28, 2000, Registrant amended its Certificate of Incorporation to provide for the issuance of preformed stock.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Thaon Communications, Inc.


Dated: November 30, 2000                   By: /s/ Pearl Asencio
------------------------                   ---------------------
                                                   Pearl Asencio